UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-01608

Franklin High Income Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)           (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
May 31, 2015

# Franklin High Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Franklin High Income Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	30
Notes to Financial Statements	34
Report of Independent Registered
Public Accounting Firm	44
Tax Information	45
Board Members and Officers	46
Shareholder Information	51

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Annual Report

Franklin High Income Fund

This annual report for Franklin High Income Fund covers the fiscal year ended May 31, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks a high level of current income, with a secondary goal of capital appreciation, by investing substantially in high yield, lower rated debt securities and preferred stocks.

Performance Overview

The Fund’s Class A shares had a -0.83% cumulative total return for the 12 months under review. In comparison, the benchmark Credit Suisse (CS) High Yield Index, which tracks the high yield debt market, returned 1.54%.1 The Fund’s peers had a +0.85% total return, as measured by the Lipper High Yield Funds Classification Average, which consists of funds chosen by Lipper that aim at high relative current yield from fixed income securities.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

U.S. economic growth moderated during the 12 months under review, especially in the second half of the period. The economy grew for most of 2014, supported in some quarters by greater spending by consumers, businesses, and state and local governments, partially offset by the negative impacts of a wider trade deficit and lower federal defense spending. In 2015’s first quarter, U.S. dollar strength, low energy prices and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending and private inventory investment offered some support.

Manufacturing and non-manufacturing activities increased during the period, and the unemployment rate declined from 6.3% in May 2014 to 5.5% at period-end.3 Housing market data were generally encouraging as home sales and prices rose amid declining mortgage rates. After a brief winter slump, retail sales rebounded in the spring as strong employment gains led to broad-based improvement, especially for auto and gas sales. Inflation, as measured by the Consumer Price Index, remained subdued due to lower energy prices.

The Federal Reserve Board (Fed) ended its bond buying program in October 2014 and kept its target interest rate at 0%–0.25% while considering when it might be appropriate to raise it. In its April 2015 meeting, the Fed attributed the economy’s first-quarter slowdown to transitory factors. The Fed reiterated that it would raise interest rates when it saw further improvement in the labor market and was reasonably confident that inflation would move back to its 2% objective over the medium term.

The 10-year Treasury yield, which moves inversely to price, declined from 2.48% at the start of the period to 2.12% by period-end, as investors sought less risky assets given concerns about the crisis in Ukraine, Greece’s debt negotiations and relatively weak economic growth in Europe and Japan, as well as

1. Source: Credit Suisse Group.
2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 5/31/15, this category consisted of 627 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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FRANKLIN HIGH INCOME FUND

Dividend Distributions*
6/1/14–5/31/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
June	1.10	1.01	1.04	1.14	1.12
July	1.00	0.91	0.94	1.04	1.02
August	1.00	0.91	0.94	1.04	1.02
September	1.00	0.91	0.94	1.05	1.03
October	1.00	0.91	0.94	1.05	1.03
November	1.00	0.91	0.94	1.05	1.03
December	1.00	0.91	0.93	1.05	1.03
January	1.00	0.91	0.93	1.05	1.03
February	1.00	0.91	0.93	1.05	1.03
March	1.00	0.92	0.95	1.04	1.02
April	1.00	0.92	0.95	1.04	1.02
May	1.00	0.92	0.95	1.04	1.02
Total	12.10	11.05	11.38	12.64	12.40

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

less robust growth in China. Soft domestic data and the Fed’s cautious tone on raising interest rates also supported Treasury prices.

Investment Strategy

We are disciplined, fundamental investors who mainly rely on our analysts’ in-depth industry expertise to evaluate companies. We examine sectors and individual securities in detail. When evaluating an issuer’s creditworthiness, we consider the issuer’s experience, managerial strength, sensitivity to economic conditions, credit rating, and current and prospective financial condition.

Manager’s Discussion

Over the past year, the global fixed income markets were influenced by two broad themes: declining government bond yields and a strengthening U.S. dollar. A combination of relatively tepid global economic growth combined with quantitative easing (QE) measures implemented in the eurozone and Japan led to declines for longer term interest rates in many developed markets during the period. Additionally, while Europe and Japan engaged in forms of QE, the U.S. discontinued incremental QE and guided the market toward an expectation of likely increases in the short-term federal funds target rate. As a result, the U.S. dollar generally strengthened. Overall for the period, the 10-year Treasury yield fell from 2.48% to 2.12%. In comparison, 10-year German government bond yields fell to about 0.5% at period-end, with shorter maturity German bonds effectively offering negative yields. Although periods of risk aversion negatively impacted the broader financial markets, lower rates supported equity markets, and the Standard & Poor’s 500 Index gained 11.81%.4

Within the high yield corporate bond market, spread valuations (yields compared to comparable-maturity U.S. Treasuries) reached their tightest post-financial crisis levels at the beginning of the Fund’s fiscal year. Although lower Treasury rates and higher equity prices supported the asset class over the past year, certain negative technical and fundamental factors hindered performance in the high yield market, particularly during the second half of the Fund’s fiscal year. First, shareholder redemptions from dedicated high yield mutual funds during the second half of 2014 and into early 2015 put downward pressure on certain bonds’ prices. Even with these outflows, new-issue supply remained active, and U.S. high yield issuance over the past year exceeded the prior year’s. Second, the drop in commodity prices, particularly the significant decline in oil prices, hurt the high yield market, as energy represented one of its largest sectors. Overall for the reporting period, spreads to comparable Treasuries widened to 5.0 from 4.2 percentage points.

Although energy and other commodity-related issuers were generally expected to post weaker operating results in 2015, outside of these sectors corporate credit fundamentals remained broadly supportive. Despite the increase of certain shareholder-friendly activities over the past few years, including stock buy-backs, dividend payments and mergers and acquisitions activity, default rates remained below historical averages. Moreover, many issuers have refinanced their debt obligations over the past several years at what seemed to us relatively attractive rates, extending required debt maturities and helping to lower

4. Source: Morningstar.
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FRANKLIN HIGH INCOME FUND

Top 10 Holdings by Issuer*
5/31/15
Company	% of Total
Sector/Industry	Net Assets
Sprint Communications Inc.	2.4%
Telecommunication Services
HCA Inc.	2.1%
Health Care Equipment & Services
Valeant Pharmaceuticals International	1.5%
Pharmaceuticals, Biotechnology & Life Sciences
Energy Transfer Equity LP	1.4%
Energy
Navient Corp.	1.3%
Diversified Financials
Intelsat Jackson Holdings SA	1.3%
Telecommunication Services
Reynolds Group Issuer Inc./LLC/SA	1.1%
Materials
CCO Holdings LLC/CCO Holdings Capital Corp.	1.1%
Media
First Quantum Minerals Ltd.	1.1%
Materials
First Data Corp.	1.1%
Software & Services

*Securities are listed by issuer, which may appear by another name in the SOI.

interest expense burdens. Although continued broad commodity price weakness could pressure the near-term fundamental outlook for many commodity-oriented issuers, given generally supportive near-term liquidity positions and the potential for a better pricing environment for oil prices over the intermediate term, we still saw credit fundamentals as broadly supportive for the high yield market. Given the Fund’s overweighted position in the energy sector and select exposure to the metals and mining industries, the Fund held a higher relative risk positioning at period-end.

Looking at sectors that negatively impacted the Fund’s relative performance compared with that of its peers, the Fund’s overweighted exposure in the energy sector notably detracted given the drop in oil and natural gas prices. Although certain energy bonds recovered a portion of their declines as oil prices rebounded in April 2015 from their earlier lows, overall energy issuers significantly underperformed the market over the past year. Uncertainty remained surrounding the timing of an oil price recovery, but we believed that longer term supply-and-demand trends favored a continued strengthening in oil prices, and therefore we maintained an overweighted exposure to the sector, particularly as energy issuers seemed to offer a meaningful valuation discount relative to the market. In a similar vein, weakness in commodity prices more broadly, particularly in coal and iron ore, pressured the metals and mining industry.5 Although we held lower absolute and relative exposure to that industry relative to the energy sector, the Fund was still negatively impacted by its overweighted position compared to certain peer group funds. Finally, the information technology sector outperformed the market over the past year, and thus the Fund’s underweighted exposure detracted from relative performance.6

Conversely, certain of the Fund’s weightings in terms of industry positioning favorably impacted relative performance. For example, the Fund’s overweighted positions in the utility and pipeline (including midstream energy companies), broadcasting and telecommunication services sectors, each of which outpaced the broader high yield market over the past year, benefited relative performance.7

Over the course of the period, to a small extent the portfolio utilized derivatives, including currency forwards. Currency forwards are principally used as a tool to hedge currency risk.

What is a currency forward contract?

A currency forward contract, or currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

5. Metals and mining is part of materials in the SOI.
6. The information technology sector comprises software and services, and technology hardware and equipment in the SOI.
7. Utility and pipeline holdings are in utilities and energy in the SOI. Broadcasting is part of media in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN HIGH INCOME FUND

Thank you for your continued participation in Franklin High Income Fund. We look forward to serving your future investment needs.

Glenn Voyles is a vice president, high-yield analyst, and portfolio manager for Franklin Advisers, Inc. Mr. Voyles specializes in research analysis of the energy industries. Mr. Voyles joined Franklin Templeton in 1993. He is a Chartered Financial Analyst Charterholder, a member of Security Analysts of San Francisco and the CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

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FRANKLIN HIGH INCOME FUND

Performance Summary as of May 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	5/31/15	5/31/14		Change
A (FHAIX)	$2.01	$2.15	-$	0.14
C (FCHIX)	$2.03	$2.17	-$	0.14
R (FHIRX)	$2.04	$2.18	-$	0.14
R6 (FHRRX)	$2.01	$2.15	-$	0.14
Advisor (FVHIX)	$2.01	$2.15	-$	0.14

Distributions (6/1/14–5/31/15)
Dividend
Share Class	Income
A	$0.1210
C	$0.1105
R	$0.1138
R6	$0.1264
Advisor	$0.1240

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FRANKLIN HIGH INCOME FUND
PERFORMANCE SUMMARY

Performance as of 5/31/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of		Average Annual	Total Annual
Share Class		Total Return[2]		Total Return[3]	$10,000 Investment[4]		Total Return (6/30/15)[5]	Operating Expenses[6]
A								0.76%
1-Year		-0.83%		-5.24%	$9,476		-8.49%
5-Year	+	49.87%	+	7.53%	$14,378	+	6.75%
10-Year	+	101.69%	+	6.82%	$19,336	+	6.39%
C								1.26%
1-Year		-1.32%		-2.26%	$9,774		-5.59%
5-Year	+	46.42%	+	7.93%	$14,642	+	7.03%
10-Year	+	91.80%	+	6.73%	$19,180	+	6.30%
R								1.11%
1-Year		-1.16%		-1.16%	$9,884		-4.52%
5-Year	+	47.25%	+	8.05%	$14,725	+	7.27%
10-Year	+	95.16%	+	6.91%	$19,516	+	6.43%
R6								0.49%
1-Year		-0.57%		-0.57%	$9,943		-3.99%
Since Inception (5/1/13) +6.65%			+	3.14%	$10,665	+	1.84%
Advisor								0.61%
1-Year		-0.69%		-0.69%	$9,931		-3.62%
5-Year	+	50.87%	+	8.57%	$15,087	+	7.78%
10-Year	+	104.43%	+	7.41%	$20,443	+	7.03%

		30-Day Standardized Yield[8]
	Distribution
Share Class	Rate[7]	(with waiver)	(without waiver)
A	5.71%	5.41%	5.41%
C	5.44%	5.13%	5.13%
R	5.59%	5.28%	5.28%
R6	6.21%	5.97%	5.97%
Advisor	6.09%	5.81%	5.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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FRANKLIN HIGH INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN HIGH INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

10 | Annual Report

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FRANKLIN HIGH INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R: Class R6: Advisor Class:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus.

Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 5/31/15.
8. The 30-day standardized yield for the 30 days ended 5/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Credit Suisse Group. The CS High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.
10. Source: Lipper, a Thomson Reuters Company. The Lipper High Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper
High Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Yield Funds are defined as funds that aim at high
(relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the one-year period ended
5/31/15, there were 627 funds in this category. Lipper calculations do not include sales charges.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN HIGH INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN HIGH INCOME FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/14	Value 5/31/15	Period* 12/1/14–5/31/15
A
Actual	$1,000	$1,010.50	$3.86
Hypothetical (5% return before expenses)	$1,000	$1,021.09	$3.88
C
Actual	$1,000	$1,007.80	$6.36
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.39
R
Actual	$1,000	$1,008.50	$5.61
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.64
R6
Actual	$1,000	$1,011.90	$2.41
Hypothetical (5% return before expenses)	$1,000	$1,022.54	$2.42
Advisor
Actual	$1,000	$1,011.20	$3.11
Hypothetical (5% return before expenses)	$1,000	$1,021.84	$3.13

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.77%;
C: 1.27%; R: 1.12%; R6: 0.48%; and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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FRANKLIN HIGH INCOME TRUST

Financial Highlights
Franklin High Income Fund
			Year Ended May 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.15	$2.12	$1.97	$2.05	$1.89
Income from investment operations[a]:
Net investment income[b]	0.12	0.13	0.13	0.14	0.15
Net realized and unrealized gains (losses)	(0.14)	0.03	0.16	(0.07)	0.16
Total from investment operations	(0.02)	0.16	0.29	0.07	0.31
Less distributions from net investment income	(0.12)	(0.13)	(0.14)	(0.15)	(0.15)
Net asset value, end of year	$2.01	$2.15	$2.12	$1.97	$2.05

Total return[c]	(0.83)%	8.01%	15.24%	3.64%	17.15%

Ratios to average net assets
Expenses[d]	0.76%[e]	0.76%[e]	0.76%	0.76%	0.75%
Net investment income	5.76%	6.10%	6.49%	7.16%	7.48%

Supplemental data
Net assets, end of year (000’s)	$3,611,985	$4,058,942	$3,920,619	$2,979,160	$2,750,251
Portfolio turnover rate	34.67%	29.33%	28.89%	22.52%	51.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN HIGH INCOME TRUST
			FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)
			Year Ended May 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.17	$2.13	$1.99	$2.07	$1.90
Income from investment operations[a]:
Net investment income[b]	0.11	0.12	0.13	0.13	0.14
Net realized and unrealized gains (losses)	(0.14)	0.04	0.14	(0.07)	0.17
Total from investment operations	(0.03)	0.16	0.27	0.06	0.31
Less distributions from net investment income	(0.11)	(0.12)	(0.13)	(0.14)	(0.14)
Net asset value, end of year	$2.03	$2.17	$2.13	$1.99	$2.07

Total return[c]	(1.32)%	7.90%	13.99%	3.09%	17.03%

Ratios to average net assets
Expenses[d]	1.26%[e]	1.26%[e]	1.26%	1.26%	1.25%
Net investment income	5.26%	5.60%	5.99%	6.66%	6.98%

Supplemental data
Net assets, end of year (000’s)	$784,613	$907,458	$814,757	$580,850	$494,073
Portfolio turnover rate	34.67%	29.33%	28.89%	22.52%	51.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 15

FRANKLIN HIGH INCOME TRUST
FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)
			Year Ended May 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.18	$2.14	$2.00	$2.08	$1.91
Income from investment operations[a]:
Net investment income[b]	0.11	0.12	0.13	0.14	0.14
Net realized and unrealized gains (losses)	(0.14)	0.04	0.14	(0.08)	0.18
Total from investment operations	(0.03)	0.16	0.27	0.06	0.32
Less distributions from net investment income	(0.11)	(0.12)	(0.13)	(0.14)	(0.15)
Net asset value, end of year	$2.04	$2.18	$2.14	$2.00	$2.08

Total return	(1.16)%	8.02%	14.05%	3.25%	17.12%

Ratios to average net assets
Expenses[c]	1.11%[d]	1.11%[d]	1.11%	1.11%	1.10%
Net investment income	5.41%	5.75%	6.14%	6.81%	7.13%

Supplemental data
Net assets, end of year (000’s)	$323,397	$363,756	$335,335	$263,425	$209,566
Portfolio turnover rate	34.67%	29.33%	28.89%	22.52%	51.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN HIGH INCOME TRUST
FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)
		Year Ended May 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.15	$2.12	$2.14
Income from investment operations[b]:
Net investment income[c]	0.12	0.13	0.01
Net realized and unrealized gains (losses)	(0.13)	0.04	(0.03)
Total from investment operations	(0.01)	0.17	(0.02)
Less distributions from net investment income	(0.13)	(0.14)	—
Net asset value, end of year	$2.01	$2.15	$2.12

Total return[d]	(0.57)%	8.27%	(0.93)%

Ratios to average net assets[e]
Expenses[f]	0.47%[g]	0.49%[g]	0.48%
Net investment income	6.05%	6.37%	6.78%

Supplemental data
Net assets, end of year (000’s)	$81,133	$35,633	$298
Portfolio turnover rate	34.67%	29.33%	28.89%

aFor the period May 1, 2013 (effective date) to May 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 17

FRANKLIN HIGH INCOME TRUST
FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)
			Year Ended May 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.15	$2.12	$1.98	$2.06	$1.89
Income from investment operations[a]:
Net investment income[b]	0.12	0.13	0.14	0.14	0.15
Net realized and unrealized gains (losses)	(0.14)	0.04	0.14	(0.07)	0.18
Total from investment operations	(0.02)	0.17	0.28	0.07	0.33
Less distributions from net investment income	(0.12)	(0.14)	(0.14)	(0.15)	(0.16)
Net asset value, end of year	$2.01	$2.15	$2.12	$1.98	$2.06

Total return	(0.69)%	8.15%	14.81%	3.79%	17.89%

Ratios to average net assets
Expenses[c]	0.61%[d]	0.61%[d]	0.61%	0.61%	0.60%
Net investment income	5.91%	6.25%	6.64%	7.31%	7.63%

Supplemental data
Net assets, end of year (000’s)	$1,443,439	$1,720,196	$1,275,166	$857,927	$362,418
Portfolio turnover rate	34.67%	29.33%	28.89%	22.52%	51.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN HIGH INCOME TRUST

Statement of Investments, May 31, 2015

Franklin High Income Fund
		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 0.0%†
Consumer Services 0.0%†
[a,b]Station Casinos Inc., wts., 6/17/18	United States	136,789	$192,872
Materials 0.0%†
[a]Verso Corp.	United States	113,176	91,673
Transportation 0.0%†
[a]CEVA Holdings LLC	United Kingdom	3,364	2,439,059
Total Common Stocks and Other Equity Interests
(Cost $5,554,227)			2,723,604
Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	134	134,000
[a]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	7,283	5,279,899
Total Convertible Preferred Stocks (Cost $11,036,794)			5,413,899

		Principal
		Amount*

Corporate Bonds 94.7%
Automobiles & Components 1.9%
[c]Fiat Chrysler Automobiles NV, senior note, 144A, 5.25%, 4/15/23	United Kingdom	63,000,000	63,511,875
The Goodyear Tire & Rubber Co., senior note,
8.25%, 8/15/20	United States	10,000,000	10,550,000
6.50%, 3/01/21	United States	25,200,000	26,932,500
[c]International Automotive Components Group SA, senior secured note, 144A,
9.125%, 6/01/18	United States	15,000,000	15,562,500
			116,556,875
Banks 4.5%
[d]Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter,
Perpetual	United States	60,000,000	64,800,000
CIT Group Inc., senior note,
5.25%, 3/15/18	United States	9,000,000	9,427,500
5.375%, 5/15/20	United States	21,550,000	22,923,812
5.00%, 8/15/22	United States	33,650,000	34,659,500
[d]Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter,
Perpetual	United States	47,600,000	47,838,000
[d]JPMorgan Chase & Co.,
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	40,000,000	40,900,000
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	10,400,000	10,283,000
junior sub. note, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	10,000,000	10,275,000
Royal Bank of Scotland Group PLC, sub. note,
6.125%, 12/15/22	United Kingdom	25,000,000	27,562,500
5.125%, 5/28/24	United Kingdom	13,900,000	14,256,188
			282,925,500
Capital Goods 3.4%
[c]Abengoa Finance SAU, senior note, 144A,
8.875%, 11/01/17	Spain	14,500,000	15,306,563
7.75%, 2/01/20	Spain	4,100,000	4,161,500
[c]Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	63,000,000	60,480,000
[c]CBC Ammo LLC/CBC FinCo Inc., senior note, 144A, 7.25%, 11/15/21	Brazil	30,000,000	28,012,500

franklintempleton.com		Annual Report | 19

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Capital Goods (continued)
[c]DigitalGlobe Inc., senior note, 144A, 5.25%, 2/01/21	United States	25,765,000	$25,898,978
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	15,000,000	15,075,000
Terex Corp., senior note, 6.00%, 5/15/21	United States	15,000,000	15,337,500
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24	United States	9,500,000	9,737,500
[c]senior sub. bond, 144A, 6.50%, 5/15/25	United States	4,200,000	4,305,000
senior sub. note, 6.00%, 7/15/22	United States	9,400,000	9,541,000
[c]Zachry Holdings Inc., senior note, 144A, 7.50%, 2/01/20	United States	22,675,000	22,731,687
			210,587,228
Commercial & Professional Services 0.9%
[c]Algeco Scotsman Global Finance PLC, senior secured note, first lien, 144A,
8.50%, 10/15/18	United Kingdom	6,700,000	6,658,125
[c]Anna Merger Sub Inc., senior note, 144A, 7.75%, 10/01/22	United States	20,000,000	20,475,000
[b,e]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	9,053,899	906
[c]IHS Inc., senior note, 144A, 5.00%, 11/01/22	United States	10,700,000	10,833,750
United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	20,000,000	20,425,000
			58,392,781
Consumer Durables & Apparel 3.2%
D.R. Horton Inc., senior note,
3.75%, 3/01/19	United States	24,300,000	24,482,250
4.00%, 2/15/20	United States	5,000,000	5,050,000
KB Home,
senior bond, 7.50%, 9/15/22	United States	30,000,000	31,650,000
senior note, 4.75%, 5/15/19	United States	11,000,000	11,000,000
senior note, 7.00%, 12/15/21	United States	13,900,000	14,525,500
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	5,500,000	5,733,750
[c]Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
5.25%, 4/15/21	United States	15,500,000	15,655,000
5.875%, 4/15/23	United States	19,100,000	19,410,375
5.625%, 3/01/24	United States	25,000,000	24,687,500
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	20,000,000	21,600,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	28,900,000	24,492,750
			198,287,125
Consumer Services 4.1%
[c]1011778 BC ULC/New Red Finance Inc.,
secured note, second lien, 144A, 6.00%, 4/01/22	Canada	35,000,000	36,382,500
senior secured note, first lien, 144A, 4.625%, 1/15/22	Canada	19,800,000	19,874,250
[c]24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	30,000,000	24,450,000
[e]Caesars Entertainment Operating Co. Inc., senior secured note, first lien,
11.25%, 6/01/17	United States	35,000,000	28,262,500
9.00%, 2/15/20	United States	10,000,000	8,250,000
[c,e]Fontainebleau Las Vegas, senior secured note, first lien, 144A, 11.00%,
6/15/15	United States	20,000,000	101,000
[c]International Game Technology PLC,
senior secured bond, 144A, 6.50%, 2/15/25	United Kingdom	26,500,000	25,075,625
senior secured note, 144A, 6.25%, 2/15/22	United Kingdom	36,600,000	35,570,625
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	10,000,000	10,062,500
6.875%, 4/01/16	United States	10,000,000	10,400,000

20 | Annual Report		franklintempleton.com

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Services (continued)
MGM Resorts International, senior note, (continued)
6.75%, 10/01/20	United States	9,200,000	$10,028,000
6.625%, 12/15/21	United States	12,950,000	13,986,000
7.75%, 3/15/22	United States	5,000,000	5,687,500
6.00%, 3/15/23	United States	15,000,000	15,618,750
Scientific Games International Inc., senior note, 10.00%, 12/01/22	United States	1,300,000	1,264,250
[c]Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	12,500,000	12,250,000
			257,263,500
Diversified Financials 3.4%
[c]AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note, 144A,
5.00%, 10/01/21	Netherlands	20,100,000	21,356,250
Ally Financial Inc., senior note,
5.50%, 2/15/17	United States	10,000,000	10,475,000
7.50%, 9/15/20	United States	15,000,000	17,625,000
E*TRADE Financial Corp., senior note,
5.375%, 11/15/22	United States	16,600,000	17,347,000
4.625%, 9/15/23	United States	15,100,000	15,213,250
Navient Corp., senior note,
8.45%, 6/15/18	United States	15,000,000	16,837,500
5.50%, 1/15/19	United States	42,200,000	43,888,000
4.875%, 6/17/19	United States	4,000,000	4,030,000
5.00%, 10/26/20	United States	12,500,000	12,500,000
5.875%, 3/25/21	United States	5,000,000	5,037,500
[c]Neuberger Berman Group LLC/Finance Corp., senior note, 144A, 5.875%,
3/15/22	United States	15,000,000	16,181,250
[c]OneMain Financial Holdings Inc., senior note, 144A, 7.25%, 12/15/21	United States	30,000,000	32,175,000
			212,665,750
Energy 22.5%
[c]Alpha Natural Resources Inc., second lien, 144A, 7.50%, 8/01/20	United States	25,000,000	6,062,500
[c]American Energy-Permian Basin LLC/AEPB Finance Corp., senior note, 144A,
7.125%, 11/01/20	United States	10,000,000	6,900,000
7.375%, 11/01/21	United States	16,600,000	11,454,000
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp.,
senior note,
7.75%, 1/15/21	United States	25,500,000	19,252,500
9.25%, 8/15/21	United States	17,400,000	13,920,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%,
4/15/22	United States	45,000,000	39,825,000
California Resources Corp.,
senior bond, 6.00%, 11/15/24	United States	30,000,000	27,750,000
senior note, 5.50%, 9/15/21	United States	16,900,000	16,097,250
[c]Calumet Specialty Products Partners LP/Finance Co., senior note, 144A,
7.75%, 4/15/23	United States	30,100,000	31,304,000
CGG SA, senior note,
7.75%, 5/15/17	France	2,281,000	2,246,785
6.50%, 6/01/21	France	29,000,000	24,795,000
6.875%, 1/15/22	France	20,800,000	17,641,000

franklintempleton.com

Annual Report

| 21

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	15,000,000	$13,012,500
8.25%, 9/01/21	United States	10,000,000	8,150,000
7.625%, 11/15/22	United States	6,700,000	5,393,500
CHC Helicopter SA,
senior note, 9.375%, 6/01/21	Canada	10,000,000	6,300,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	40,500,000	34,425,000
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	35,000,000	36,925,000
4.875%, 4/15/22	United States	10,000,000	9,575,000
5.75%, 3/15/23	United States	12,700,000	12,604,750
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	30,000,000	28,350,000
[c]Compressco Partners LP/Finance Corp., senior note, 144A, 7.25%, 8/15/22	United States	12,900,000	12,319,500
CONSOL Energy Inc., senior note,
5.875%, 4/15/22	United States	20,900,000	19,737,438
[c]144A, 8.00%, 4/01/23	United States	37,400,000	38,755,750
[c]Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., senior
note, 144A, 6.25%, 4/01/23	United States	17,700,000	18,806,250
[c]Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	25,000,000	22,375,000
Energy Transfer Equity LP,
senior bond, 5.875%, 1/15/24	United States	15,000,000	16,012,500
senior note, first lien, 7.50%, 10/15/20	United States	45,000,000	51,637,500
senior secured bond, first lien, 5.50%, 6/01/27	United States	17,900,000	18,034,250
Energy XXI Gulf Coast Inc.,
senior note, 9.25%, 12/15/17	United States	26,000,000	17,875,000
senior note, 7.50%, 12/15/21	United States	8,200,000	3,075,000
[c]senior note, 144A, 6.875%, 3/15/24	United States	3,400,000	1,207,000
[c]senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	10,000,000	9,200,000
[c]EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	25,000,000	21,046,875
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	20,000,000	14,150,000
Goodrich Petroleum Corp.,
[c,f]second lien, 144A, 8.00%, 3/15/18	United States	15,000	15,000,000
senior note, 8.875%, 3/15/19	United States	35,000,000	17,675,000
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	20,000,000	14,700,000
8.875%, 5/15/21	United States	20,000,000	14,150,000
9.25%, 2/15/22	United States	10,000,000	7,000,000
[c]Kinder Morgan Inc., senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	25,000,000	27,445,125
Linn Energy LLC/Finance Corp., senior note,
6.50%, 5/15/19	United States	10,000,000	8,675,000
6.25%, 11/01/19	United States	25,000,000	21,500,000
8.625%, 4/15/20	United States	10,000,000	9,093,750
7.75%, 2/01/21	United States	12,000,000	10,410,000
6.50%, 9/15/21	United States	8,900,000	7,186,750
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
7.25%, 2/15/21	United States	30,000,000	30,000,000
Memorial Production Partners LP/Memorial Production Finance Corp., senior note,
7.625%, 5/01/21	United States	30,000,000	29,550,000
[c]144A, 6.875%, 8/01/22	United States	14,000,000	13,396,250
[c]Memorial Resource Development Corp., senior note, 144A, 5.875%, 7/01/22	United States	25,000,000	24,562,500
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	25,000,000	11,593,750

22 | Annual Report		franklintempleton.com

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[c]Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	24,500,000	$23,703,750
Oasis Petroleum Inc., senior note, 6.875%, 3/15/22	United States	15,000,000	15,412,500
[c]Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	20,000,000	15,300,000
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	12,000,000	8,460,000
senior secured note, first lien, 7.50%, 11/01/19	United States	35,000,000	25,331,250
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	20,000,000	21,450,000
Peabody Energy Corp.,
[c]second lien, 144A, 10.00%, 3/15/22	United States	2,500,000	1,912,500
senior note, 6.00%, 11/15/18	United States	15,000,000	10,725,000
senior note, 6.50%, 9/15/20	United States	12,500,000	6,500,000
senior note, 6.25%, 11/15/21	United States	30,000,000	14,925,000
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	25,000,000	23,812,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.,
senior note, 6.50%, 5/15/21	United States	10,000,000	10,681,250
QEP Resources Inc., senior note,
[c]5.375%, 10/01/22	United States	20,000,000	20,200,000
5.25%, 5/01/23	United States	10,000,000	10,050,000
[c,e,g]Quicksilver Resources Inc., secured note, second lien, 144A, FRN, 7.00%,
6/21/19	United States	16,775,000	11,155,375
Regency Energy Partners LP/Regency Energy Finance Corp., senior note,
5.00%, 10/01/22	United States	1,600,000	1,680,960
[c]144A, 8.375%, 6/01/19	United States	40,000,000	41,675,200
Sabine Pass Liquefaction LLC,
first lien, 5.625%, 2/01/21	United States	40,000,000	41,525,000
first lien, 5.625%, 4/15/23	United States	13,300,000	13,599,250
[c]senior secured note, first lien, 144A, 5.625%, 3/01/25	United States	10,000,000	10,037,500
Sanchez Energy Corp., senior note,
7.75%, 6/15/21	United States	20,000,000	20,500,000
6.125%, 1/15/23	United States	20,000,000	19,100,000
[c]Triangle USA Petroleum Corp., senior note, 144A, 6.75%, 7/15/22	United States	20,000,000	17,000,000
[c]Ultra Petroleum Corp., senior bond, 144A, 6.125%, 10/01/24	United States	40,000,000	36,950,000
Vanguard Natural Resources LLC/Finance Corp., senior note, 7.875%, 4/01/20	United States	20,000,000	19,700,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	40,000,000	28,800,000
WPX Energy Inc., senior note, 6.00%, 1/15/22	United States	35,000,000	35,437,500
			1,403,778,508
Food, Beverage & Tobacco 2.9%
[c]Cott Beverages Inc., senior note, 144A, 6.75%, 1/01/20	United States	22,000,000	23,210,000
[c]Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	25,000,000	25,875,000
[c]JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	United States	17,100,000	17,677,125
senior note, 144A, 8.25%, 2/01/20	United States	30,000,000	32,145,000
senior note, 144A, 7.25%, 6/01/21	United States	14,900,000	15,816,350
Post Holdings Inc., senior note,
7.375%, 2/15/22	United States	22,000,000	22,595,760
[c]144A, 6.75%, 12/01/21	United States	25,600,000	25,408,000
[c]144A, 6.00%, 12/15/22	United States	5,400,000	5,069,250
[c]Smithfield Foods Inc., senior note, 144A,
5.25%, 8/01/18	United States	7,300,000	7,455,125
5.875%, 8/01/21	United States	8,450,000	8,877,781
			184,129,391

franklintempleton.com		Annual Report | 23

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Health Care Equipment & Services 5.5%
Alere Inc.,
senior note, 7.25%, 7/01/18	United States	30,000,000	$31,950,000
senior sub. note, 6.50%, 6/15/20	United States	10,000,000	10,575,000
AmSurg Corp., senior note, 5.625%, 7/15/22	United States	9,800,000	10,045,000
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	20,000,000	21,300,000
senior note, 7.125%, 7/15/20	United States	13,300,000	14,214,375
senior note, 6.875%, 2/01/22	United States	4,600,000	4,927,750
senior secured note, 5.125%, 8/01/21	United States	4,100,000	4,264,000
senior secured note, first lien, 5.125%, 8/15/18	United States	10,000,000	10,312,500
DaVita HealthCare Partners Inc.,
senior bond, 5.125%, 7/15/24	United States	17,800,000	18,022,500
senior bond, 5.00%, 5/01/25	United States	17,400,000	17,291,250
senior note, 5.75%, 8/15/22	United States	15,000,000	16,012,500
HCA Inc.,
senior bond, 5.375%, 2/01/25	United States	7,000,000	7,227,500
senior note, 5.875%, 5/01/23	United States	50,000,000	54,125,000
senior secured bond, first lien, 5.875%, 3/15/22	United States	30,000,000	33,600,000
senior secured bond, first lien, 5.25%, 4/15/25	United States	11,000,000	11,693,000
senior secured note, first lien, 5.00%, 3/15/24	United States	22,900,000	23,930,500
Tenet Healthcare Corp.,
first lien, 6.00%, 10/01/20	United States	6,700,000	7,185,750
senior note, 8.125%, 4/01/22	United States	25,000,000	27,312,500
[c]senior note, 144A, 5.00%, 3/01/19	United States	10,700,000	10,713,375
[c]senior note, 144A, 5.50%, 3/01/19	United States	6,300,000	6,402,375
			341,104,875
Materials 9.9%
ArcelorMittal, senior note,
6.25%, 3/01/21	Luxembourg	46,800,000	49,595,130
6.125%, 6/01/25	Luxembourg	10,800,000	10,995,750
[c]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.25%, 1/31/19	Luxembourg	4,100,000	4,192,250
senior note, 144A, 7.00%, 11/15/20	Luxembourg	2,647,059	2,724,816
senior note, 144A, 6.00%, 6/30/21	Luxembourg	7,000,000	7,070,000
[g]senior secured note, 144A, FRN, 3.271%, 12/15/19	Luxembourg	22,800,000	22,515,000
[c]Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	30,800,000	29,144,500
[c]Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	15,800,000	16,037,000
[c]Cemex SAB de CV,
first lien, 144A, 5.70%, 1/11/25	Mexico	30,000,000	29,606,250
secured note, 144A, 5.875%, 3/25/19	Mexico	2,200,000	2,281,125
senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	10,000,000	10,131,250
[c]The Chemours Co.,
senior bond, 144A, 7.00%, 5/15/25	United States	8,500,000	8,670,000
senior note, 144A, 6.625%, 5/15/23	United States	25,600,000	26,048,000
[c]Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	50,000,000	49,500,000
[c]First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	30,000,000	29,475,000
7.00%, 2/15/21	Canada	39,882,000	38,835,097
[c]FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 6.875%, 4/01/22	Australia	5,000,000	3,850,000
senior secured note, 144A, 9.75%, 3/01/22	Australia	59,700,000	63,356,625

24 | Annual Report		franklintempleton.com

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Materials (continued)
LSB Industries Inc., senior secured note, first lien, 7.75%, 8/01/19	United States	15,000,000	$16,012,500
Novelis Inc., senior note, 8.75%, 12/15/20	Canada	20,000,000	21,406,200
[c]Owens-Brockway Glass Container Inc.,
senior bond, 144A, 5.375%, 1/15/25	United States	10,000,000	10,112,500
senior note, 144A, 5.00%, 1/15/22	United States	14,800,000	15,151,500
[c]Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	12,700,000	13,398,500
[c]Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	19,700,000	19,207,500
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	23,600,000	24,691,500
senior note, 8.50%, 5/15/18	United States	10,000,000	10,212,500
senior note, 9.00%, 4/15/19	United States	2,300,000	2,403,500
senior note, 9.875%, 8/15/19	United States	7,500,000	7,973,438
senior note, 8.25%, 2/15/21	United States	20,000,000	21,175,000
senior secured note, 7.875%, 8/15/19	United States	5,000,000	5,250,000
Steel Dynamics Inc.,
senior bond, 5.50%, 10/01/24	United States	15,000,000	15,506,250
senior note, 5.125%, 10/01/21	United States	15,000,000	15,262,500
[c]U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, senior note, 144A, 7.375%,
5/01/21	United States	12,750,000	13,865,625
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	5,406,000	3,959,895
			619,616,701
Media 9.0%
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	30,000,000	30,525,000
senior bond, 5.125%, 2/15/23	United States	15,000,000	15,037,500
[c]senior bond, 144A, 5.375%, 5/01/25	United States	15,000,000	15,150,000
senior note, 6.50%, 4/30/21	United States	10,000,000	10,537,500
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	3,500,000	3,679,375
senior note, 6.50%, 11/15/22	United States	6,500,000	6,906,250
senior sub. note, 7.625%, 3/15/20	United States	1,650,000	1,728,375
senior sub. note, 7.625%, 3/15/20	United States	20,000,000	21,225,000
CSC Holdings LLC, senior note,
6.75%, 11/15/21	United States	20,000,000	21,825,000
[c]144A, 5.25%, 6/01/24	United States	25,000,000	24,531,250
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	5,000,000	4,850,000
senior note, 7.125%, 2/01/16	United States	5,000,000	5,184,375
senior note, 6.75%, 6/01/21	United States	5,000,000	5,353,125
senior note, 5.875%, 7/15/22	United States	30,000,000	30,675,000
senior note, 5.875%, 11/15/24	United States	20,000,000	20,100,000
Gannett Co. Inc.,
senior bond, 6.375%, 10/15/23	United States	10,000,000	10,687,500
senior note, 5.125%, 10/15/19	United States	15,000,000	15,731,250
senior note, 5.125%, 7/15/20	United States	15,000,000	15,731,250
iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	40,000,000	37,950,000
senior secured note, first lien, 9.00%, 9/15/22	United States	18,300,000	17,288,925
[c]Live Nation Entertainment Inc., senior note, 144A,
7.00%, 9/01/20	United States	7,100,000	7,623,625
5.375%, 6/15/22	United States	8,600,000	8,858,000

franklintempleton.com		Annual Report | 25

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Media (continued)
[c]Nielsen Finance LLC/Co., senior note, 144A, 5.00%, 4/15/22	United States	7,900,000	$7,949,375
[c]Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	20,000,000	18,800,000
[c]Sirius XM Radio Inc., senior bond, 144A,
6.00%, 7/15/24	United States	34,200,000	35,574,840
5.375%, 4/15/25	United States	13,400,000	13,453,600
[c]Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	25,000,000	26,000,000
[c]Univision Communications Inc.,
senior secured bond, first lien, 144A, 6.75%, 9/15/22	United States	15,000,000	16,293,750
senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	5,000,000	5,037,500
senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	17,700,000	17,646,900
[c]Videotron Ltd., senior bond, 144A, 5.375%, 6/15/24	Canada	14,800,000	15,392,000
[c]Virgin Media Finance PLC, senior bond, 144A, 6.375%, 4/15/23	United Kingdom	1,500,000	1,599,375
[c]Virgin Media Secured Finance PLC,
senior secured bond, 144A, 5.25%, 1/15/26	United Kingdom	20,000,000	20,037,500
senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	25,000,000	25,703,125
senior secured note, first lien, 144A, 5.375%, 4/15/21	United Kingdom	12,060,000	12,678,075
[c]VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	Chile	15,000,000	15,656,250
			563,000,590
Pharmaceuticals, Biotechnology & Life Sciences 3.4%
[c]Concordia Healthcare Corp., senior note, 144A, 7.00%, 4/15/23	Canada	19,600,000	19,771,500
[c]Endo Finance LLC/Endo Ltd./Endo Finco Inc., senior bond, 144A, 6.00%,
2/01/25	United States	20,900,000	21,265,750
Grifols Worldwide Operations Ltd., senior note, 5.25%, 4/01/22	United States	16,300,000	16,666,750
[c]Horizon Pharma Financing Inc., senior note, 144A, 6.625%, 5/01/23	United States	9,000,000	9,292,500
[c,h]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	25,000,000	25,625,000
[c]Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%, 12/01/19	United States	5,000,000	5,381,250
Par Pharmaceutical Cos. Inc., senior note, 7.375%, 10/15/20	United States	20,000,000	21,450,000
[c]Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	12,500,000	13,046,875
senior note, 144A, 7.50%, 7/15/21	United States	15,400,000	16,886,100
senior note, 144A, 5.625%, 12/01/21	United States	15,000,000	15,600,000
[c]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	42,600,000	45,555,375
			210,541,100
Real Estate 0.3%
Crown Castle International Corp., senior bond, 5.25%, 1/15/23	United States	15,400,000	16,293,200
Retailing 1.3%
[c]Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	12,700,000	13,493,750
[c]Family Tree Escrow LLC, senior note, 144A,
5.25%, 3/01/20	United States	2,800,000	2,961,000
5.75%, 3/01/23	United States	12,500,000	13,234,375
[c]Netflix Inc.,
senior bond, 144A, 5.875%, 2/15/25	United States	15,600,000	16,380,000
senior note, 144A, 5.50%, 2/15/22	United States	24,600,000	25,768,500
[c]New Look Bondco I PLC, secured note, 144A, 8.375%, 5/14/18	United Kingdom	10,000,000	10,481,250
			82,318,875
Software & Services 3.3%
[c]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	45,000,000	40,893,750
Equinix Inc., senior bond, 5.375%, 4/01/23	United States	37,000,000	38,295,000

26 | Annual Report		franklintempleton.com

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Software & Services (continued)
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	15,000,000	$17,606,250
senior note, 11.25%, 1/15/21	United States	9,676,000	10,885,500
[c]senior secured bond, second lien, 144A, 8.25%, 1/15/21	United States	37,000,000	39,543,750
[c]Infor (U.S.) Inc., senior note, 144A, 6.50%, 5/15/22	United States	39,800,000	41,447,720
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	19,075,000	20,314,875
			208,986,845
Technology Hardware & Equipment 1.8%
[c]Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	25,000,000	26,593,750
[c]Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	30,000,000	28,950,000
[c,h]CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	8,000,000	8,280,000
[c]CommScope Inc.,
senior bond, 144A, 5.50%, 6/15/24	United States	7,000,000	7,008,750
senior note, 144A, 5.00%, 6/15/21	United States	15,000,000	15,037,500
[c,i]CommScope Technologies Finance LLC, senior bond, 144A, 6.00%, 6/15/25	United States	10,200,000	10,353,000
[c]Plantronics Inc., senior note, 144A, 5.50%, 5/31/23	United States	17,900,000	18,213,250
			114,436,250
Telecommunication Services 8.7%
CenturyLink Inc.,
senior bond, 6.75%, 12/01/23	United States	6,300,000	6,752,813
[c]senior bond, 144A, 5.625%, 4/01/25	United States	17,800,000	17,266,000
senior note, 5.80%, 3/15/22	United States	30,000,000	30,862,500
[c]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	20,000,000	20,775,000
[c]Digicel Ltd., senior note, 144A,
6.00%, 4/15/21	Bermuda	24,400,000	24,079,750
6.75%, 3/01/23	Bermuda	8,100,000	8,073,229
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	United States	5,700,000	5,514,750
senior note, 8.75%, 4/15/22	United States	2,200,000	2,310,000
senior note, 7.125%, 1/15/23	United States	8,900,000	8,566,250
senior note, 7.875%, 1/15/27	United States	23,000,000	21,850,000
Intelsat Jackson Holdings SA,
senior bond, 6.625%, 12/15/22	Luxembourg	20,000,000	18,700,000
senior bond, 5.50%, 8/01/23	Luxembourg	15,000,000	13,809,375
senior note, 7.25%, 10/15/20	Luxembourg	15,000,000	15,262,500
senior note, 7.50%, 4/01/21	Luxembourg	30,000,000	30,562,500
[c]Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	30,000,000	31,987,500
[b,e]RSL Communications PLC,
senior discount note, 10.125%, 3/01/08	United Kingdom	44,500,000	—
senior note, 12.00%, 11/01/08	United Kingdom	6,250,000	—
Sprint Communications Inc., senior note,
8.375%, 8/15/17	United States	25,000,000	27,375,000
6.00%, 11/15/22	United States	7,500,000	7,200,000
[c]144A, 9.00%, 11/15/18	United States	55,000,000	63,181,250
[c]144A, 7.00%, 3/01/20	United States	9,800,000	10,841,250
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	4,700,000	4,791,180
senior bond, 7.125%, 6/15/24	United States	10,900,000	10,573,000
senior note, 7.625%, 2/15/25	United States	27,000,000	26,552,880

franklintempleton.com		Annual Report | 27

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Telecommunication Services (continued)
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	7,400,000	$7,825,500
senior bond, 6.375%, 3/01/25	United States	22,400,000	23,508,800
senior note, 6.542%, 4/28/20	United States	11,700,000	12,402,000
senior note, 6.633%, 4/28/21	United States	9,000,000	9,619,200
senior note, 6.125%, 1/15/22	United States	4,200,000	4,415,250
senior note, 6.731%, 4/28/22	United States	9,000,000	9,607,500
[c]Wind Acquisition Finance SA,
senior note, 144A, 7.375%, 4/23/21	Italy	50,000,000	52,437,500
senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	15,000,000	15,131,250
			541,833,727
Transportation 1.8%
[c]Florida East Coast Holdings Corp.,
secured note, first lien, 144A, 6.75%, 5/01/19	United States	17,400,000	17,400,000
senior note, 144A, 9.75%, 5/01/20	United States	9,300,000	8,904,750
Hertz Corp., senior note,
6.75%, 4/15/19	United States	26,800,000	27,805,000
5.875%, 10/15/20	United States	10,000,000	10,262,500
6.25%, 10/15/22	United States	10,000,000	10,325,000
[c]Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	18,800,000	18,236,000
[c]Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	20,000,000	19,158,200
			112,091,450
Utilities 2.9%
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	15,400,000	15,573,250
senior note, 5.375%, 1/15/23	United States	18,300,000	18,483,000
[c]senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	14,100,000	15,157,500
[c]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	45,000,000	42,975,000
NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 5.125%,
7/15/19	United States	20,000,000	19,950,000
[c]NRG Yield Operating LLC, senior bond, 144A, 5.375%, 8/15/24	United States	20,000,000	20,700,000
[c]PPL Energy Supply LLC, senior bond, 144A, 6.50%, 6/01/25	United States	13,500,000	13,774,320
[c,e]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	50,000,000	32,250,000
			178,863,070
Total Corporate Bonds (Cost $6,073,985,708)			5,913,673,341
Senior Floating Rate Interests (Cost $41,046,364) 0.7%
Household & Personal Products 0.7%
[g,j]Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	41,350,265	40,695,567

		Shares

Litigation Trusts (Cost $—) 0.0%
[a,b]NewPage Corp., Litigation Trust	United States	30,000,000	—
Total Investments before Short Term Investments
(Cost $6,131,623,093)			5,962,506,411

28 | Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
	Country	Shares	Value
Short Term Investments (Cost $217,022,124) 3.5%
Money Market Funds 3.5%
[a,k]Institutional Fiduciary Trust Money Market Portfolio	United States	217,022,124	$217,022,124
Total Investments (Cost $6,348,645,217) 99.0%			6,179,528,535
Other Assets, less Liabilities 1.0%			65,038,290
Net Assets 100.0%			$6,244,566,825

See Abbreviations on page 43.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2015, the aggregate value of these securities was $193,778, representing less than 0.01% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At May 31, 2015, the aggregate value of these securities was $2,783,876,206, representing 44.58% of net assets.
dPerpetual security with no stated maturity date.
eSee Note 7 regarding defaulted securities.
fPrincipal amount is stated in 1,000 Units.
gThe coupon rate shown represents the rate at period end.
hIncome may be received in additional securities and/or cash.
iSecurity purchased on a when-issued basis. See Note 1(c).
jSee Note 1(e) regarding senior floating rate interests.
kSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 29

FRANKLIN HIGH INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
May 31, 2015

Franklin High Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,131,623,093
Cost - Sweep Money Fund (Note 3f)	217,022,124
Total cost of investments	$6,348,645,217
Value - Unaffiliated issuers	$5,962,506,411
Value - Sweep Money Fund (Note 3f)	217,022,124
Total value of investments	6,179,528,535
Receivables:
Investment securities sold	5,542,624
Capital shares sold	6,343,639
Interest	96,319,837
Other assets	2,987
Total assets	6,287,737,622
Liabilities:
Payables:
Investment securities purchased	22,170,500
Capital shares redeemed	15,689,502
Management fees	2,343,701
Distribution fees	1,033,200
Transfer agent fees	1,632,548
Accrued expenses and other liabilities	301,346
Total liabilities	43,170,797
Net assets, at value	$6,244,566,825
Net assets consist of:
Paid-in capital	$6,609,036,908
Distributions in excess of net investment income	(12,687,507)
Net unrealized appreciation (depreciation)	(169,116,682)
Accumulated net realized gain (loss)	(182,665,894)
Net assets, at value	$6,244,566,825

30 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN HIGH INCOME TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
May 31, 2015

Class A:
Net assets, at value	$3,611,984,565
Shares outstanding	1,798,826,456
Net asset value per share[a]	$2.01
Maximum offering price per share (net asset value per share ÷ 95.75%)	$2.10
Class C:
Net assets, at value	$784,612,521
Shares outstanding	386,979,526
Net asset value and maximum offering price per share[a]	$2.03
Class R:
Net assets, at value	$323,397,362
Shares outstanding	158,711,953
Net asset value and maximum offering price per share	$2.04
Class R6:
Net assets, at value	$81,133,475
Shares outstanding	40,414,756
Net asset value and maximum offering price per share	$2.01
Advisor Class:
Net assets, at value	$1,443,438,902
Shares outstanding	717,928,679
Net asset value and maximum offering price per share	$2.01

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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FRANKLIN HIGH INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended May 31, 2015

Franklin High Income Fund

Investment income:
Dividends	$1,836,487
Interest	427,600,905
Total investment income	429,437,392
Expenses:
Management fees (Note 3a)	29,786,640
Distribution fees: (Note 3c)
Class A	5,698,647
Class C	5,496,526
Class R	1,740,284
Transfer agent fees: (Note 3e)
Class A	5,328,539
Class C	1,186,578
Class R	488,352
Class R6	2,356
Advisor Class	2,155,136
Custodian fees (Note 4)	56,199
Reports to shareholders	513,624
Registration and filing fees	383,215
Professional fees	124,027
Trustees’ fees and expenses	143,029
Other	113,036
Total expenses	53,216,188
Expense reductions (Note 4)	(305)
Expenses waived/paid by affiliates (Note 3f)	(215,812)
Net expenses	53,000,071
Net investment income	376,437,321
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	42,851,118
Foreign currency transactions	34,677
Swap contracts	(1,109,851)
Net realized gain (loss)	41,775,944
Net change in unrealized appreciation (depreciation) on:
Investments	(497,762,699)
Translation of other assets and liabilities denominated in foreign currencies	(34,677)
Net change in unrealized appreciation (depreciation)	(497,797,376)
Net realized and unrealized gain (loss)	(456,021,432)
Net increase (decrease) in net assets resulting from operations	$(79,584,111)

32 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN HIGH INCOME TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin High Income Fund

	Year Ended May 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$376,437,321	$390,576,868
Net realized gain (loss)	41,775,944	111,866,638
Net change in unrealized appreciation (depreciation)	(497,797,376)	7,899,629
Net increase (decrease) in net assets resulting from operations	(79,584,111)	510,343,135
Distributions to shareholders from:
Net investment income:
Class A	(224,537,970)	(241,699,557)
Class C	(45,243,261)	(47,257,431)
Class R	(19,014,398)	(19,620,411)
Class R6	(3,433,463)	(411,677)
Advisor Class	(92,864,512)	(90,907,508)
Total distributions to shareholders	(385,093,604)	(399,896,584)
Capital share transactions: (Note 2)
Class A	(178,003,170)	77,284,905
Class C	(62,660,713)	78,274,906
Class R	(15,828,789)	22,476,294
Class R6	49,340,016	34,986,235
Advisor Class	(169,588,535)	416,341,533
Total capital share transactions	(376,741,191)	629,363,873
Net increase (decrease) in net assets	(841,418,906)	739,810,424
Net assets:
Beginning of year	7,085,985,731	6,346,175,307
End of year	$6,244,566,825	$7,085,985,731
Distributions in excess of net investment income included in net assets:
End of year	$(12,687,507)	$(11,188,150)

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FRANKLIN HIGH INCOME TRUST

Notes to Financial Statements

Franklin High Income Fund

1. Organization and Significant Accounting Policies

Franklin High Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin High Income Fund (Fund), and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular

34 | Annual Report

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FRANKLIN HIGH INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

See Note 8 regarding other derivative information.

e. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of May 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest
At May 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:
		Year Ended May 31,
		2015		2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	328,869,092	$675,245,400	469,763,719	$987,548,597
Shares issued in reinvestment of distributions	93,512,721	191,426,674	97,723,042	204,369,730
Shares redeemed	(512,025,476)	(1,044,675,244)	(532,488,157)	(1,114,633,422)
Net increase (decrease)	(89,643,663)	$(178,003,170)	34,998,604	$77,284,905
Class C Shares:
Shares sold	71,316,415	$148,244,852	119,123,583	$252,419,486
Shares issued in reinvestment of distributions	18,917,506	39,108,283	19,251,768	40,640,640
Shares redeemed	(121,655,846)	(250,013,848)	(101,867,458)	(214,785,220)
Net increase (decrease)	(31,421,925)	$(62,660,713)	36,507,893	$78,274,906

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FRANKLIN HIGH INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

2. Shares of Beneficial Interest (continued)
			Year Ended May 31,
		2015			2014
	Shares		Amount	Shares		Amount
Class R Shares:
Shares sold	37,086,244		$77,384,806	51,169,642		$108,902,912
Shares issued in reinvestment of distributions	8,962,976		18,616,906	9,078,719		19,248,418
Shares redeemed	(54,251,549)		(111,830,501)	(49,804,684)		(105,675,036)
Net increase (decrease)	(8,202,329)		$(15,828,789)	10,443,677		$22,476,294
Class R6 Shares:
Shares sold	27,546,972		$56,869,218	16,783,083		$35,728,490
Shares issued in reinvestment of distributions	1,327,027		2,701,297	193,693		411,597
Shares redeemed	(5,034,393)		(10,230,499)	(542,080)		(1,153,852)
Net increase (decrease)	23,839,606		$49,340,016	16,434,696		$34,986,235
Advisor Class Shares:
Shares sold	349,201,630		$718,351,244	385,881,461		$812,238,569
Shares issued in reinvestment of distributions	40,553,519		83,085,144	36,725,814		77,049,571
Shares redeemed	(471,135,682)		(971,024,923)	(225,379,946)		(472,946,607)
Net increase (decrease)	(81,380,533)		$(169,588,535)	197,227,329		$416,341,533

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary

Franklin Advisers, Inc. (Advisers)

Franklin Templeton Services, LLC (FT Services)

Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

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FRANKLIN HIGH INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.15%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$1,145,522
CDSC retained	$183,853

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2015, the Fund paid transfer agent fees of $9,160,961, of which $3,633,367 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to June 1, 2013, the waiver was accounted for as a reduction to management fees.

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FRANKLIN HIGH INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

3. Transactions with Affiliates (continued)

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until September 30, 2015. There were no Class R6 transfer agent fees waived during the year ended May 31, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At May 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$15,010,359
2018	146,834,317
Total capital loss carryforwards	$161,844,676

During the year ended May 31, 2015, the Fund utilized $55,132,290 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At May 31, 2015, the Fund deferred post-October capital losses of $20,817,468.

The tax character of distributions paid during the years ended May 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$385,093,604	$399,896,584

At May 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$6,360,514,838

Unrealized appreciation	$165,916,417
Unrealized depreciation	(346,902,720)
Net unrealized appreciation (depreciation)	$(180,986,303)

Distributable earnings – undistributed ordinary income	$3,449,115

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2015, aggregated $2,171,222,891 and $2,503,994,849, respectively.

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FRANKLIN HIGH INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

7. Credit Risk and Defaulted Securities

At May 31, 2015, the Fund had 93.87% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2015, the aggregate value of these securities was $80,019,781, representing 1.28% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Other Derivative Information

For the year ended May 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change
		Net		in Unrealized
Derivative Contracts		Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss)	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Year	Operations Locations	for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$34,677 [a]	Translation of other assets
			and liabilities denominated
			in foreign currencies	$(34,677)[a]
Credit contracts	Swap contracts	(1,109,851)	Swap contracts	—
Totals		$(1,075,174)		$(34,677)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended May 31, 2015, the average month end fair value of derivatives represented 0.01% of average month end net assets. The average month end number of open derivative contracts for the year was 2.

See Note 1(d) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2015, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments[a]:
Consumer Services	$—	$—	$192,872		$192,872
Materials	91,673	—	—		91,673
Transportation	—	7,852,958	—		7,852,958
Corporate Bonds	—	5,898,571,435	15,101,906	[b]	5,913,673,341
Senior Floating Rate Interests	—	40,695,567	—		40,695,567
Litigation Trusts	—	—	—[b]		—
Short Term Investments	217,022,124	—	—		217,022,124
Total Investments in Securities	$217,113,797	$5,947,119,960	$15,294,778		$6,179,528,535
[a]Includes common and convertible preferred stocks as well as other equity investments.
[b]Includes securities determined to have no value at May 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio

FRN Floating Rate Note
PIK Payment-In-Kind

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin High Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Fund (the “Fund”) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 16, 2015

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Tax Information (unaudited)

Franklin High Income Fund

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $265,896,268 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2015.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2007	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
				cations services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group, Ltd.
				(holding company) (2004-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy com-
				pany) (December 2014; previously
				2010-2012) and Graham Holdings
				Company (education and media
				organization) (2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	162	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr.	Chairman of	Chairman of the	145	None
(1940)	the Board and	Board since 2013
One Franklin Parkway	Trustee	and Trustee since
San Mateo, CA 94403-1906		1978

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin High Income Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, brokerage commissions and execution, pricing and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention

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SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended December 31, 2014, as well as the previous 10 years ended on such date in comparison to a performance universe consisting of all retail and institutional high yield funds as selected by Lipper. The Lipper report showed the Fund’s income return during 2014 to be in the highest quintile of such performance universe and its income return on an annualized basis to be in the highest quintile of such performance universe for the previous three-year period, and the second-highest quintile for the previous five- and 10-year periods. The Lipper report showed the Fund’s total return during 2014 to be in the lowest performing quintile of such performance universe, and on an annualized basis to be in the middle performing quintile of such universe for the previous three- and five-year periods, and the second-highest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report given the Fund’s goal to return a high level of current income.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the Fund’s contractual investment management fee rate, as well as its actual total expense ratio in each case to be in the least expensive quintile of its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a

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FRANKLIN HIGH INCOME TRUST
FRANKLIN HIGH INCOME FUND
SHAREHOLDER INFORMATION

certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through investment management fee breakpoints so that as a fund grows in size, its effective investment management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on the next $7.25 billion of net assets, with additional breakpoints continuing thereafter. As of December 31, 2014, the Fund had net assets of approximately $6.29 billion. In considering such fee structure, the Board took into account management’s position that fees reach a relatively low rate quickly and that such low rate, in effect, reflects anticipated economies of scale as assets increase as shown in the Fund’s favorable contractual investment management fee and total expense comparisons within its Lipper expense group. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $59,255 for the fiscal year ended May 31, 2015 and $75,586 for the fiscal year ended May 31, 2014.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended May 31, 2015 and $6,930 for the fiscal year ended May 31, 2014.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2015 and $2,025 for the fiscal year ended May 31, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $9,000 for the fiscal year ended May 31, 2015 and $157,711 for the fiscal year ended May 31, 2014. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $9,000 for the fiscal year ended May 31, 2015 and $166,666 for the fiscal year ended May 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                               N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)     Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN HIGH INCOME TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

      Finance and Administration

Date  July 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

      Finance and Administration

Date  July 27, 2015

By /s/ Laura F. Fergerson

      Gaston Gardey

      Chief Financial Officer and

      Chief Accounting Officer

Date  July 27, 2015